Commitments	9 Months Ended
Sep. 30, 2023
Commitments
Commitments

10. Commitments

Significant expenditure contracted for at the end of the reporting period but not recognized as liabilities is as follows:

TOTAL
$
Less than 1 year	6,857
1 - 3 years	131
4 - 5 years	36
More than 5 years	-
7,024

In 2021, the Company executed various agreements including in-licensing and similar arrangements with development partners. Such agreements may require the Company to make payments on achievement of stages of development, launch or revenue milestones, although the Company generally has the right to terminate these agreements at no penalty. The Company may have to pay up to $38,127 upon achieving certain sales volumes, regulatory or other milestones related to specific products.